       As filed with the Securities and Exchange Commission on April 23, 1999
                                                   Registration No. 333-________

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                         SECURITIES AND EXCHANGE COMMISSION
                              Washington, D.C.  20549

                            ---------------------------

                                      FORM S-8
                               REGISTRATION STATEMENT
                                       UNDER
                             THE SECURITIES ACT OF 1933

                            ---------------------------

                                    U.S. BANCORP
               (Exact name of registrant as specified in its charter)

               DELAWARE                               41-0255900
    (State or other jurisdiction                   (I.R.S. Employer
  of incorporation or organization)               Identification No.)

            U.S. BANK PLACE
        601 SECOND AVENUE SOUTH
        MINNEAPOLIS, MINNESOTA                        55402-4302
(Address of Principal Executive Offices)              (Zip Code)


                                    U.S. BANCORP
                             1999 STOCK INCENTIVE PLAN
                              (Full title of the plan)


         Lee R. Mitau, Esq.             Copy to: Patrick F. Courtemanche, Esq.
           U.S. Bancorp                           Dorsey & Whitney LLP
          U.S. Bank Place                         Pillsbury Center South
       601 Second Avenue South                    220 South Sixth Street
  Minneapolis, Minnesota  55402-4302    Minneapolis, Minnesota  55402-1498
(Name and address of agent for service)

                                   (612) 973-1111
           (Telephone number, including area code, of agent for service)

                            ---------------------------

                           CALCULATION OF REGISTRATION FEE


--------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------
                                               PROPOSED MAXIMUM                PROPOSED
 TITLE OF SECURITIES        AMOUNT TO BE      OFFERING PRICE PER          MAXIMUM AGGREGATE         AMOUNT OF REGISTRATION
   TO BE REGISTERED        REGISTERED(1)           SHARE(2)               OFFERING PRICE(2)                  FEE
--------------------------------------------------------------------------------------------------------------------------
 Common Stock, $1.25        29,000,000       $37.125                      $1,076,625,000            $299.302
 par value
--------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------

(1) The number of shares being registered represents additional shares of Common Stock that may be issued pursuant to the plan in addition to shares registered under predecessor plans.

(2)  Determined in accordance with Rule 457(h)(1).

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                       PART II.
                  INFORMATION REQUIRED IN THE REGISTRATION STATEMENT

ITEM 3.  INCORPORATION OF DOCUMENTS BY REFERENCE.

     The following documents that have been filed by U.S. Bancorp (the "Company") with the Securities and Exchange Commission are incorporated by reference in this Registration Statement, as of their respective dates:

     (a) the Company's Annual Report on Form 10-K for the year ended December 31, 1998;

     (b)  the Company's Current Report on Form 8-K filed January 20, 1999;

     (c) the description of the Company's Common Stock contained in Item 1 of the Registration Statement on Form 8-A dated March 19, 1984, as amended in its entirety by that Form 8 Amendment dated February 26, 1993 and that Form 8-A/A-2 dated October 6, 1994, and any amendment or report filed for the purpose of updating such description filed subsequent to the date of this Prospectus and prior to the termination of the offering described herein.

     All documents filed by the Company pursuant to Section 13(a), 13(c), 14 and 15(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), subsequent to the date hereof and prior to the filing of a post-effective amendment which indicates that all securities offered hereby have been sold or which deregisters all securities then remaining unsold, shall be deemed to be incorporated by reference herein and to be a part hereof from the respective dates of filing of such documents.

ITEM 4.  DESCRIPTION OF SECURITIES.

     The description of the Company's capital stock to be offered pursuant to this Registration Statement has been incorporated by reference into this Registration Statement as described in Item 3 of this Part II.

ITEM 5.  INTERESTS OF NAMED EXPERTS AND COUNSEL.

     Not applicable.

ITEM 6.  INDEMNIFICATION OF DIRECTORS AND OFFICERS.

     Section 145 of the Delaware General Corporation Law contains detailed provisions for indemnification of directors and officers of Delaware Corporations against expenses, judgments, fines and settlements in connection with litigation.

     Article Ninth of the Company's Restated Certificate of Incorporation provides that a director shall not be liable to the Company or its stockholders for monetary damages for a breach of fiduciary duty as a director, except for liability (i) for any breach of the director's duty of loyalty to the Company or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of the law, (iii) under the Delaware statutory provision making directors personally liable for unlawful payment of dividends or unlawful stock repurchases or redemptions, or (iv) for any transaction for which the directors derived an improper personal benefit.

     The Bylaws of the Company provide that the officers and directors of the Company shall be indemnified to the full extent permitted by the Delaware General Corporation Law, as amended from time to time. The Board of Directors has discretion to indemnify any employee of the Company for actions arising by reason of the employee's employment with the Company. Expenses incurred by officers and directors in defending actions, suits, or proceedings shall be paid by the Company in advance of any final disposition if such officer or director agrees to repay such amounts if it is ultimately determined that he or she is not entitled to be indemnified under Delaware law.

     The Company maintains a standard policy of officers' and directors' liability insurance.

ITEM 7.  EXEMPTION FROM REGISTRATION CLAIMED.

     No securities are to be reoffered or resold pursuant to this Registration Statement.

ITEM 8.  EXHIBITS.

Exhibit
Number         Description
------         -----------

     4.1 Specimen certificate representing the Common Stock of the Company (incorporated by reference to Exhibit 4.1 to the Company's Registration Statement on Form S-8 dated August 7, 1997).

     4.2 Restated Certificate of Incorporation of the Company, as amended (incorporated by reference to Exhibit 3.1 to the Company's Quarterly Report on Form 10-Q for the quarter ended March 31,
               1998).

     4.3 Bylaws of the Company, as amended (incorporated by reference to Exhibit 3.1 to the Company's Quarterly Report on Form 10-Q for the quarter ended June 30, 1998).

     4.4 Certificate of Designation and Terms of Term Participating Preferred Stock of the Company (incorporated by reference to Exhibit 4.1 to the Company's Registration Statement on Form S-4, File No. 333-75603).

     4.5 Certificate of Designation for the Company's Series 1990A Preferred Stock (incorporated by reference to Exhibit 4.4 to Amendment No. 1 to the Company's Registration Statement on Form S-3, File No. 33-42650).

     4.6 Stock Purchase Agreement, dated as of May 30, 1990, among Corporate Partners, L.P., Corporate Offshore Partners, L.P., The State Board of Administration of Florida and the Company (without exhibits) (incorporated by reference to Exhibit 4.8 to Amendment No. 1 to the Company's Registration Statement on Form S-3, File No. 33-42650).

     4.7 First Amendment, dated as of June 30, 1990, to Stock Purchase Agreement among Corporate Partners, L.P., Corporate Offshore Partners, L.P., The State Board of Administration of Florida and the Company (incorporated by reference to Exhibit 4.9 to Amendment No. 1 to the Company's Registration Statement on Form S-3, File No. 33-42650).

     4.8 Second Amendment, dated as of July 18, 1990, to Stock Purchase Agreement among Corporate Partners, L.P., Corporate Offshore Partners, L.P., The State Board of Administration of Florida and the Company (incorporated by reference to Exhibit 4.10 to Amendment No. 1 to the Company's Registration Statement on Form S-3, File No. 33-42650).

     4.9 Stock Purchase Agreement, dated as of May 30, 1990, between The State Board of Administration of Florida and the Company (without exhibits) (incorporated by reference to Exhibit 4.11 to Amendment No. 1 to the Company's Registration Statement on Form S-3, File No. 33-42650).

     4.10 Form of Periodic Stock Purchase Right (incorporated by reference to Exhibit 4.12 to Amendment No. 1 to the Company's Registration Statement on Form S-3, File No. 33-42650).

     4.11      Form of Risk Event Warrant (incorporated by reference to Exhibit
               4.13 to Amendment No. 1 to the Company's Registration Statement on Form S-3, File No. 33-42650).

     4.12 Registration Rights Agreement, dated as of July 18, 1990, among Corporate Partners, L.P., Corporate Offshore Partners, L.P., The State Board of Administration of Florida and the Company (incorporated by reference to Exhibit 4.14 to Amendment No. 1 to the Company's Registration Statement on Form S-3, File No. 33-42650).

     4.13 Registration Rights Agreement, dated as of July 18, 1990, between The State Board of Administration of Florida and the Company (incorporated by reference to Exhibit 4.14 to Amendment No. 1 to the Company's Registration Statement on Form S-3, File No. 33-42650).

     4.14 Warrant Agreement, dated as of October 2, 1995, between the Company and First Chicago Trust Company of New York, as Warrant Agent, and Form of Warrant (incorporated by reference to Exhibits
               4.18 and 4.19 to the Company's Registration Statement on Form S-3, File No. 33-61667).

     4.15 Warrant Agreement, dated as of November 20, 1990, between Metropolitan Financial Corporation and American Stock Transfer and Trust Company, as Warrant Agent; Supplemental Warrant Agreement, dated as of January 24, 1995, between the Company and American Stock Transfer and Trust Company, as Warrant Agent; and Form of Warrant (incorporated by reference to Exhibit 4E to the Company's Annual Report on Form 10-K for the year ended December 31, 1996).

     4.16 Pursuant to Item 601(b)(4)(iii)(A) of Regulation S-K, copies of instruments defining the rights of holders of long-term debt are not filed. The Company agrees to furnish a copy thereof to the Securities and Exchange Commission upon request.

     5.1 Opinion and Consent of Dorsey & Whitney LLP as to legality of the securities being registered.

     23.1      Consent of Dorsey & Whitney LLP (included in Exhibit 5.1).

     23.2 Consent of Ernst & Young LLP relating to financial statements of the Company.

     24.1      Powers of Attorney.

ITEM 9.  UNDERTAKINGS.

a.  POST-EFFECTIVE AMENDMENTS.

     The undersigned registrant hereby undertakes:

     (1) To file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement:

          (i) To include any prospectus required by Section 10(a)(3) of the Securities Act of 1933, as amended (the "Securities Act");

          (ii) To reflect in the prospectus any facts or events arising after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement. Notwithstanding the foregoing, any increase or decrease in volume of securities offered (if the total dollar value of securities offered would not exceed that which was registered) and any deviation from the low or high end of the estimated maximum offering range may be reflected in the form of prospectus filed with the Commission pursuant to Rule 424(b) if, in the aggregate, the changes in volume and price represent no more than a 20% change in the maximum aggregate offering price set forth in the "Calculation of Registration Fee" table in the effective registration statement.

          (iii) To include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement.

PROVIDED, HOWEVER, that paragraphs (a)(1)(i) and (a)(1)(ii) of this section do not apply if the registration statement is on Form S-3, Form S-8 or Form F-3, and the information required to be included in a post-effective amendment by those paragraphs is contained in periodic reports filed with or furnished to the Commission by the registrant pursuant to Section 13 or Section 15(d) of the Exchange Act that are incorporated by reference in the registration statement.

     (2) That, for the purpose of determining any liability under the Securities Act, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

     (3) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

b.  SUBSEQUENT DOCUMENTS INCORPORATED BY REFERENCE.

     The undersigned registrant hereby undertakes that, for purposes of determining any liability under the Securities Act, each filing of the registrant's annual report pursuant to Section 13(a) or Section 15(d) of the Exchange Act that is incorporated by reference in the registration statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

c.  CLAIMS FOR INDEMNIFICATION.

     Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and

Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or other controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

                                      SIGNATURES

     Pursuant to the requirements of the Securities Act, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Minneapolis, State of Minnesota, on April ___, 1999.

                              U.S. BANCORP

                              /s/ John F. Grundhofer
                              -------------------------------------------------
                              John F. Grundhofer
                              Chairman, President and Chief Executive Officer

     Pursuant to the requirements of the Securities Act, this Registration Statement has been signed by the following persons in the capacities and on the date indicated:


          Signature                      Title                     Date
          ---------                      -----                     ----

 /s/ John F. Grundhofer        Chairman, President, Chief      April 23, 1999
---------------------------    Executive Officer and
 John F. Grundhofer            Director (principal
                               executive officer)

 /s/ Susan E. Lester           Executive Vice President and    April 23, 1999
---------------------------    Chief Financial Officer
 Susan E. Lester               principal financial officer)

 /s/ Terrance R. Dolan         Senior Vice President and       April 23, 1999
---------------------------    Controller (principal
 Terrance R. Dolan             accounting officer)

            *                  Director                        April 23, 1999
---------------------------
 Linda L. Ahlers

            *                  Director                        April 23, 1999
---------------------------
 Harry L. Bettis

            *                  Director                        April 23, 1999
---------------------------
 Arthur D. Collins, Jr.

            *                  Director                        April 23, 1999
---------------------------
 Peter H. Coors

            *                  Director                        April 23, 1999
---------------------------
 Robert L. Dryden

            *                  Director                        April 23, 1999
---------------------------
 Joshua Green III

            *                  Director                        April 23, 1999
---------------------------
 Delbert W. Johnson

            *                  Director                        April 23, 1999
---------------------------
 Jerry W. Levin

            *                  Director                        April 23, 1999
---------------------------
 Edward J. Phillips

            *                  Director                        April 23, 1999
---------------------------
 Paul A. Redmond

            *                  Director                        April 23, 1999
---------------------------
 Richard G. Reiten

            *                  Director                        April 23, 1999
---------------------------
 S. Walter Richey

            *                  Director                        April 23, 1999
---------------------------
 Warren R. Staley


*By  /s/ Terrance R. Dolan
     ---------------------
     Terrance R. Dolan
     Pro se and as Attorney-in-Fact

                                    EXHIBIT INDEX

Exhibit
Number         Description
------         -----------

     4.1 Specimen certificate representing the Common Stock of the Company (incorporated by reference to Exhibit 4.1 to the Company's Registration Statement on Form S-8 dated August 7, 1997).

     4.2 Restated Certificate of Incorporation of the Company, as amended (incorporated by reference to Exhibit 3.1 to the Company's Quarterly Report on Form 10-Q for the quarter ended March 31,
               1998).

     4.3 Bylaws of the Company, as amended (incorporated by reference to Exhibit 3.1 to the Company's Quarterly Report on Form 10-Q for the quarter ended June 30, 1998).

     4.4 Certificate of Designation and Terms of Term Participating Preferred Stock of the Company (incorporated by reference to Exhibit 4.1 to the Company's Registration Statement on Form S-4, File No. 333-75603).

     4.5 Certificate of Designation for the Company's Series 1990A Preferred Stock (incorporated by reference to Exhibit 4.4 to Amendment No. 1 to the Company's Registration Statement on Form S-3, File No. 33-42650).

     4.6 Stock Purchase Agreement, dated as of May 30, 1990, among Corporate Partners, L.P., Corporate Offshore Partners, L.P., The State Board of Administration of Florida and the Company (without exhibits) (incorporated by reference to Exhibit 4.8 to Amendment No. 1 to the Company's Registration Statement on Form S-3, File No. 33-42650).

     4.7 First Amendment, dated as of June 30, 1990, to Stock Purchase Agreement among Corporate Partners, L.P., Corporate Offshore Partners, L.P., The State Board of Administration of Florida and the Company (incorporated by reference to Exhibit 4.9 to Amendment No. 1 to the Company's Registration Statement on Form S-3, File No. 33-42650).

     4.8 Second Amendment, dated as of July 18, 1990, to Stock Purchase Agreement among Corporate Partners, L.P., Corporate Offshore Partners, L.P., The State Board of Administration of Florida and the Company (incorporated by reference to Exhibit 4.10 to Amendment No. 1 to the Company's Registration Statement on Form S-3, File No. 33-42650).

     4.9 Stock Purchase Agreement, dated as of May 30, 1990, between The State Board of Administration of Florida and the Company (without exhibits) (incorporated by reference to Exhibit 4.11 to Amendment No. 1 to the Company's Registration Statement on Form S-3, File No. 33-42650).

     4.10 Form of Periodic Stock Purchase Right (incorporated by reference to Exhibit 4.12 to Amendment No. 1 to the Company's Registration Statement on Form S-3, File No. 33-42650).

     4.11      Form of Risk Event Warrant (incorporated by reference to Exhibit
               4.13 to Amendment No. 1 to the Company's Registration Statement on Form S-3, File No. 33-42650).

     4.12 Registration Rights Agreement, dated as of July 18, 1990, among Corporate Partners, L.P., Corporate Offshore Partners, L.P., The State Board of Administration of Florida and the Company (incorporated by reference to Exhibit 4.14 to Amendment No. 1 to the Company's Registration Statement on Form S-3, File No. 33-42650).

     4.13 Registration Rights Agreement, dated as of July 18, 1990, between The State Board of Administration of Florida and the Company (incorporated by reference to Exhibit 4.14 to Amendment No. 1 to the Company's Registration Statement on Form S-3, File No. 33-42650).

     4.14 Warrant Agreement, dated as of October 2, 1995, between the Company and First Chicago Trust Company of New York, as Warrant Agent, and Form of Warrant (incorporated by reference to Exhibits
               4.18 and 4.19 to the Company's Registration Statement on Form S-3, File No. 33-61667).

     4.15 Warrant Agreement, dated as of November 20, 1990, between Metropolitan Financial Corporation and American Stock Transfer and Trust Company, as Warrant Agent; Supplemental Warrant Agreement, dated as of January 24, 1995, between the Company and American Stock Transfer and Trust Company, as Warrant Agent; and Form of Warrant (incorporated by reference to Exhibit 4E to the Company's Annual Report on Form 10-K for the year ended December 31, 1996).

     4.16 Pursuant to Item 601(b)(4)(iii)(A) of Regulation S-K, copies of instruments defining the rights of holders of long-term debt are not filed. The Company agrees to furnish a copy thereof to the Securities and Exchange Commission upon request.

     5.1 Opinion and Consent of Dorsey & Whitney LLP as to legality of the securities being registered.

     23.1      Consent of Dorsey & Whitney LLP (included in Exhibit 5.1).

     23.2 Consent of Ernst & Young LLP relating to financial statements of the Company.

     24.1      Powers of Attorney.

                                         -13-